STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 006	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Net appreciation in fair value of plan identified investments held by master trust	$ 170,510,662
Plan interest in commingled investments held by master trust	79,523,502
Dividends and investment income	2,505,409
Net investment income	252,539,573
Interest income on notes receivable from participants	1,604,093
Contributions:
Participant	163,028,485
Employer	53,245,219
Rollovers	71,450,162
Total contributions	287,723,866
Deductions:
Benefits paid to and withdrawals by participants	(140,314,421)
Administrative fees	(924,469)
Total deductions	(141,238,890)
Increase in net assets before plan transfers	400,628,642
Transfers in from other plan (Note 7)	2,686,645
Transfers out to other plan (Note 7)	(1,073,257)
Net assets available for benefits:
Beginning of year	1,518,156,186
End of year	$ 1,920,398,216